Exhibit 10.1

RENT-A-CENTER, INC.

2021 LONG-TERM INCENTIVE PLAN

1.             Purpose. The purpose of the Rent-A-Center, Inc. 2021 Long-Term Incentive Plan (as amended from time to time, the “Plan”) is to foster the ability of Rent-A-Center, Inc. (the “Company”) and its subsidiaries to attract, motivate and retain key personnel and enhance stockholder value through the use of certain equity and cash incentive compensation opportunities. The Plan replaces the Rent-A-Center, Inc. 2016 Long-Term Incentive Plan (the “Prior Plan”) for Awards granted after the Effective Date. Awards may not be granted under the Prior Plan beginning on the Effective Date and any awards that remain outstanding under the Prior Plan as of the Effective Date shall be settled under the Plan, subject to their original terms and conditions and the Prior Plan shall be terminated as of the Effective Date.

2.             Administration.

(a)          Committee. The Plan will be administered by the compensation committee of the Company’s board of directors (the “Committee”).

(b)          Responsibility and Authority of Committee. Subject to the provisions of the Plan, the Committee, acting in its discretion, will have responsibility and full power and authority to (i) select the persons to whom Awards under the Plan (“Awards”) will be made and when such Awards will be made, (ii) prescribe the types of Awards to be granted and the terms and conditions of each such Award and make amendments thereto, (iii) construe, interpret and apply the provisions of the Plan and of any Award Agreement evidencing an Award hereunder (each, an “Award Agreement”) or other document governing the terms of an Award made under the Plan, (iv) make any and all determinations and take any and all other actions as it deems necessary or desirable in order to carry out the terms of the Plan and any Award, (v) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee’s own operations, rules applicable to Award holders, (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vii) accelerate the time or times at which (A) the Award becomes vested, unrestricted or may be exercised or (B) shares of Common Stock are delivered under the Award, (viii) waive or amend any goals, restrictions, vesting provisions or conditions set forth in any Award Agreement, or impose new goals, restrictions, vesting provisions and conditions, (ix) determine whether, to what extent and under what circumstances and method or methods Awards may be settled in cash, Shares of Common Stock, other securities, other Award or other Property and (x) exercise all powers granted to it under the Plan. Notwithstanding the foregoing, the Company’s board of directors (the “Board”) will have sole responsibility and authority for matters relating to the grant and administration of Awards to non-employee directors, and reference herein to the Committee with respect to any such matters will be deemed to refer to the Board. In exercising its responsibilities under the Plan, the Committee may obtain at the Company’s expense such advice, guidance and other assistance from outside compensation consultants and other professional advisers as it deems appropriate.

(c)          Delegation of Authority. Subject to the requirements of applicable law, the Committee may delegate to any person or group or subcommittee of persons (who may, but need not be, members of the Committee) such Plan-related functions within the scope of its responsibility, power and authority on such terms and conditions as it deems appropriate; provided, however, that the Committee may not delegate authority to grant or administer Awards granted to the Company’s senior executive officers. Except as specifically provided to the contrary, references to the Committee include any person or group or subcommittee of persons to whom the Committee has delegated its duties and powers.

(d)          Committee Actions. A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, shall be final, binding and conclusive on all persons. The Committee shall keep a record of its proceedings and acts and shall keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan.

(e)          Indemnification. The Company shall indemnify and hold harmless each member of the Committee or subcommittee appointed by the Committee and any employee or director of the Company or of a subsidiary to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense, including legal and other expenses incident thereto, arising out of or incurred in connection with the such person’s services under the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Committee member may otherwise be entitled under the Company’s organizational documents, pursuant to any individual indemnification agreements between such Committee member and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

3.             Eligibility. Awards under the Plan may be made to any present or future directors, officers, employees, consultants and other personnel of the Company or a subsidiary.

4.             Limitations on Plan Awards.

(a)          Aggregate Share Limitations. The aggregate number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), that may be issued pursuant to Awards granted under the Plan shall not exceed 5,000,000 shares of Common Stock. Up to 5,000,000 shares of Common Stock (as adjusted pursuant to Section 13 below) may be issued under the Plan covering a stock option granted as an “incentive stock option” (within the meaning of Section 422 of the Internal Revenue Code of 1986). Shares of Common Stock subject to awards that are assumed, converted or substituted under the Plan as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction) (“Acquisition Awards”) will not count against the number of shares of Common Stock that may be granted under the Plan or be subject to the minimum vesting provisions in Section 11 below. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan (subject to Nasdaq rules) and do not reduce the maximum number of shares of Common Stock available for grant under the Plan.

(b)          Replacement of Shares. Shares of Common Stock subject to an Award that is forfeited, expires, terminates or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration, termination or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of shares of Common Stock as were deducted in respect of such Award. The payment of dividend equivalent rights in cash in conjunction with any outstanding Awards will not be counted against the shares of Common Stock available for issuance under the Plan. Shares of Common Stock tendered by an Award holder, repurchased by the Company using proceeds from the exercise of stock options, reserved for issuance upon grant of stock-settled stock appreciation rights to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the stock appreciation rights or withheld by the Company in payment of the exercise price of a stock option or to satisfy any tax withholding obligation for an Award will not again be available for Awards under the Plan.

(d)          Director Award Limitations. Aggregate Awards to any one non-employee director in respect of any calendar year, solely with respect to his or her service as a director, may not exceed $800,000 based on the aggregate value of cash fees, cash-based Awards and Fair Market Value of stock-based Awards, in each case determined as of the grant date.

5.            Stock Option Awards. Subject to the Plan, the Committee may grant stock options to such persons, at such times and upon such vesting and other conditions as the Committee, acting in its discretion, may determine.

(a)          Minimum Exercise Price. The purchase price per share of Common Stock covered by an option granted under the Plan may not be less than the Fair Market Value per share of Common Stock on the date the option is granted. For purposes of the Plan, “Fair Market Value” means: (i) if the Common Stock is listed on an established stock exchange or traded on the Nasdaq Stock Market, the closing sales price (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable, and (ii) if not so reported, as determined in accordance with a valuation methodology approved by the Committee. The exercise price under an option which is intended to qualify as an “incentive stock option” (within the meaning of Section 422 of the Internal Revenue Code of 1986) granted to an employee who is a 10% stockholder within the meaning of Section 422(b)(6) of the Code, may not be less than 110% of the Fair Market Value per share on the date the option is granted.

(b)          Maximum Duration. Unless sooner terminated in accordance with its terms, an option will automatically expire on the tenth anniversary of the date it is granted (the fifth anniversary of the date it is granted in the case of an option which is intended to qualify as an “incentive stock option” granted to an employee who is a 10% stockholder).

(c)          Nontransferability. No option shall be assignable or transferable except upon the optionee’s death to a beneficiary designated by the optionee in a manner prescribed or approved for this purpose by the Committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee’s will or by the laws of descent and distribution. During an optionee’s lifetime, options may be exercised only by the optionee or the optionee’s guardian or legal representative. Notwithstanding the foregoing, the Committee may permit, in its discretion, the inter vivos transfer of an optionee’s options (other than options designated as “incentive stock options”) by gift to any “family member” (within the meaning of Item A.1.(a)(5) of the General Instructions to Form S-8 or any successor provision), on such terms and conditions as the Committee deems appropriate.

(d)          Manner of Exercise. An option may be exercised by transmitting to the Secretary of the Company (or such other person designated by the Committee) a written notice identifying the option being exercised and specifying the number of shares being purchased, together with payment of the exercise price and the amount of the applicable tax withholding obligations (unless other arrangements are made for the payment of such exercise and/or the satisfaction of such withholding obligations). The Committee, acting in its discretion, may permit the exercise price and withholding obligation to be paid in whole or in part in cash or by check, by means of a cashless exercise procedure to the extent permitted by law, by the surrender of previously-owned shares of Common Stock (to the extent of the Fair Market Value thereof) or, subject to applicable law, by any other form of consideration deemed appropriate.

(e)          Rights as a Stockholder. No shares of Common Stock will be issued in respect of the exercise of an option until payment of the exercise price and the applicable tax withholding obligations have been made or arranged to the satisfaction of the Company. The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until the shares are issued pursuant to the exercise of the option.

6.             Stock Awards. Subject to the Plan, the Committee may grant restricted stock, deferred stock, stock units (whether in the form of restricted stock units or deferred stock units), stock bonus and other stock Awards to such persons, at such times and upon such vesting and other conditions and restrictions as the Committee, acting in its discretion, may determine.

(a)          Stock Certificates for Restricted Stock. As determined by the Committee in its discretion, shares of restricted stock issued pursuant to a stock Award may be evidenced by book entry on the Company’s stock transfer records or by a stock certificate issued in the recipient’s name and bearing an appropriate legend regarding the conditions and restrictions applicable to the shares. The Company may require that any stock certificates for restricted shares be held in custody by the Company or a designee pending the lapse of applicable forfeiture conditions and transfer restrictions. The Committee may condition the issuance of shares of restricted stock on the recipient’s delivery to the Company of a stock power, endorsed in blank, for such shares.

(b)          Stock Certificates for Vested Stock. As determined by the Committee in its discretion, the recipient of a stock Award which is vested at the time of grant or which thereafter becomes vested may be evidenced by book entry on the Company’s stock transfer records or may be entitled to receive a stock certificate, free and clear of conditions and restrictions (except as may be imposed in order to comply with applicable law) for the shares covered by such vested Award, subject to the payment or satisfaction of applicable tax withholding obligations and, in the case of shares covered by a vested stock unit Award, subject to applicable deferral conditions permitted by Section 409A of the Code.

(c)          Rights as a Stockholder. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, (i) the holder of a stock Award will not be entitled to receive dividend payments (or, in the case of an Award of stock units, dividend equivalent payments) with respect to the shares covered by the Award and (ii) the holder of shares of restricted stock may exercise voting rights pertaining to such shares.

(d)          Nontransferability. Except as may be specifically permitted by the Committee in connection with transfers at death or pursuant to inter vivos gifts, no outstanding stock Award and no shares of stock covered by an outstanding stock Award may be sold, assigned, transferred, disposed of, pledged or otherwise hypothecated other than to the Company in accordance with the terms of the Award or the Plan. Any attempt to do any of the foregoing shall be null and void and, unless the Committee determines otherwise, shall result in the immediate forfeiture of the Award and/or the shares.

7.            Other Equity-Based Awards. The Committee may grant stock appreciation rights, dividend equivalent payment rights, phantom shares, phantom stock units, bonus shares and other forms of equity-based Awards to eligible persons, subject to such terms and conditions as it may establish; provided, however that no dividend or dividend equivalent payment rights shall be attributable to Awards of stock appreciation rights or stock options. The base price for a stock appreciation right granted under the Plan may not be less than the Fair Market Value per share of stock covered by the Award at the time it is granted. Unless sooner termination in accordance with its terms, a stock appreciation right will automatically expire on the tenth anniversary of the date it is granted. Awards made pursuant to this section may entail the transfer of shares of Common Stock to a participant or the payment in cash or other property determined with reference to shares of Common Stock.

8.            Cash Awards. The Committee may grant Awards in cash with the amount of the eventual payment subject to future service and such other restrictions and conditions as may be established by the Committee and set forth in the underlying agreement, including, but not limited to, continuous service with the Company and its subsidiaries, achievement of specific business objectives, increases in specified indices, attaining specified growth rates and other measurements of performance.

9.            Performance-Based Equity and Cash Awards.

(a)          General. The Committee may condition the grant, exercise, vesting or settlement of equity-based Awards or annual or long-term cash incentive Awards on the achievement of specified performance goals in accordance with this section. The applicable performance period for measuring achievement of specified performance goals may be any period designated by the Committee.

(b)          Performance Goals. Any performance goal established in connection with an Award granted under the Plan may be based on any subjective or objective performance goal determined by the Committee in its discretion. The Committee, in its discretion, may determine to adjust any performance goals applicable to an Award.

(c)          Calculation of Performance-Based Award. At the expiration of the applicable performance period, the Committee shall determine the extent to which the performance goals established pursuant to this Section 9 have been achieved and the extent to which each performance-based Award has been earned. The Committee may exercise its discretion to increase or decrease the amount or value of an Award that would otherwise be payable in accordance with the terms of a performance-based Award granted under the Plan.

10.           Dividends and Dividend Equivalents. To the extent dividends or dividend equivalents are included in an Award Agreement for an applicable Award, the right to receive such dividends and dividend equivalent rights shall be subject to the same performance-vesting conditions and/or service-vesting conditions, as applicable, as the underlying Award, and no dividends or dividend equivalents shall be released to the Award holder until the Award to which they pertain has vested. For the avoidance of doubt, no dividends or dividend equivalent rights may be granted in connection with stock options or stock appreciation rights granted under the Plan.

11.          Minimum Vesting Period. Notwithstanding any other provision of the Plan to the contrary, no Awards granted under the Plan, shall vest or be exercisable (in the case of stock options and stock appreciation rights), earlier than the date that is one year following the date the Award is granted; provided, however, that, notwithstanding the foregoing, (a) the Committee may provide that such restrictions may lapse or be waived upon the recipient’s death or disability or termination of service, or in connection with a Change in Control (as defined in Section 13(b) below), (b) Awards that result in the issuance of an aggregate of up to five percent (5%) of the shares of Common Stock that may be authorized for grant under Section 4 (as such authorized number of shares of Common Stock may be adjusted as provided under the terms of the Plan) may be granted without respect to such minimum vesting provision, and (c) Awards may be granted to non-employee directors without respect to such minimum vesting provision.

12.          Prohibition on Stock Option and Stock Appreciation Right Repricing. Except as provided in Section 13 (Adjustments; Change in Control), the Committee may not, without prior approval of the Company’s stockholders, effect any repricing of any previously granted “underwater” stock option or stock appreciation right by: (a) amending or modifying the terms of the stock option or stock appreciation right to lower the exercise price; or (b) canceling the underwater stock option or stock appreciation right and granting either (i) replacement stock options or stock appreciation rights having a lower exercise price, or (ii) restricted stock, restricted stock units, or other stock-based award in exchange, or (iii) cancelling or repurchasing the underwater stock options or stock appreciation rights for cash or other securities. A stock option or stock appreciation right will be deemed to be “underwater” at any time when the Fair Market Value of the shares of Common Stock covered by such Award is less than the exercise price or base price of the Award.

13.          Adjustments; Change in Control.

(a)          Adjustments Upon Changes in Capitalization. The aggregate number and class of shares issuable under the Plan, the maximum number of shares with respect to which options, stock appreciation rights and other equity Awards may be granted to or earned by any employee in any calendar year, the number and class of shares and the exercise price or base price per share covered by each outstanding option and stock appreciation right, and the number and class of shares covered by each outstanding stock Award or other-equity-based Award, and any per-share base or purchase price or target market price included in the terms of any such Award, and related terms shall be adjusted by the Board or the Committee in such manner as it deems appropriate (including, without limitation, by payment of cash) to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution, and/or to reflect a change in the character or class of shares covered by the plan arising from a readjustment or recapitalization of the Company’s capital stock.

(b)          Change in Control.

(i)                If an Award holder’s employment or other service is terminated by the Company or any successor entity thereto without “cause” or by the Award holder for “good reason” (as each such term is defined in the applicable Award Agreement or an Award holder’s executive transition agreement or employment agreement, if applicable) upon or within two (2) years after a Change in Control, (A) each Award granted to such Award holder prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable as of the date of such termination of employment or other service, and (B) any shares deliverable pursuant to stock units will be delivered promptly (but no later than fifteen (15) days) following such termination.

(ii)              As of the Change in Control date, any outstanding performance-based Awards will be deemed earned at the greater of the target level and the actual performance level through the Change in Control date for all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the Change in Control in accordance with the original vesting and/or performance period and subject to the provisions of clause (i) above.

(iii)             Notwithstanding the foregoing, in the event of a Change in Control, an Award holder’s Award will be treated, to the extent determined by the Committee to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Committee in its discretion: (A) settle such Awards for fair value (as determined in the discretion of the Committee), which in the case of options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such options or stock appreciation rights over the aggregate exercise price of such options or stock appreciation rights, as the case may be; (B) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its discretion; or (C) provide that for a period of at least twenty (20) days prior to the Change in Control, any options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all shares of Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in the Change in Control includes contingent value rights, the Committee will determine if Awards settled under clause (A) above are (1) valued at closing taking into account such contingent value rights (with the value determined by the Committee in its sole discretion) or (2) entitled to a share of such contingent value rights. For the avoidance of doubt, in the event of a Change in Control where all options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor. Similar actions to those specified in this clause (iii) may be taken in the event of a merger or other corporate reorganization that does not constitute a Change in Control.

(c)          “Change in Control” means the occurrence of any of the following:

(i)                 any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 30% or more of the combined voting power of the then outstanding securities of the Company eligible to vote for the election of the members of the Board (the “Company Voting Securities”), unless (A) such person is the Company, (B) such person is an employee benefit plan (or a trust which is a part of such a plan) which provides benefits exclusively to, or on behalf of, employees or former employees of the Company, (C) such person is the Award holder, an entity controlled by the Award holder or a group which includes the Award holder, or (D) such person acquired such securities in a Non-Qualifying Transaction (as defined in clause (iv) below);

(ii)              during any period of not more than twelve (12) months, individuals who constitute the Board as of the beginning of the period (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period, whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee for director, without written objection to such nomination) will be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or publicly threatened election contest with respect to directors or as a result of any other actual or publicly threatened solicitation of proxies by or on behalf of any person other than the Board will be deemed to be an Incumbent Director;

(iii)             any dissolution or liquidation of the Company or any sale or the disposition of all or substantially all of the assets or business of the Company; or

(iv)             the consummation of any reorganization, merger, consolidation or share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Entity”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting power, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the parent), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the parent (or, if there is no parent, the Surviving Entity) and (C) at least a majority of the members of the board of directors of the parent (or, if there is no parent, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) of this clause (iv) will be deemed to be a “Non-Qualifying Transaction”).

(d)          Fractional Shares. In the event of any adjustment in the number and type of shares covered by any Award pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each such Award shall cover only the number of full shares resulting from the adjustment.

(e)          Determination of Board or Committee to be Final. All adjustments under this Section 13 shall be made by the Board or the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

14.          Tax Withholding. As a condition to the exercise or settlement of any Award, or in connection with any other event that gives rise to a tax withholding obligation on the part of the Company or a subsidiary relating to an Award, the Company and/or the subsidiary may (a) deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to the recipient of an Award, whether or not made pursuant to the Plan or (b) require the recipient to remit cash (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of stock, then, at the discretion of the Committee, the recipient may satisfy the applicable tax withholding obligation by electing to have the Company withhold shares of stock or by tendering previously-owned shares, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).

15.          Amendment and Termination. The Board may amend or terminate the Plan; provided, however, that no such action may adversely affect a holder’s rights under an outstanding Award without his or her written consent. Any amendment that would increase the aggregate number of shares of Common Stock issuable under the Plan, the maximum number of shares with respect to which options, stock appreciation rights or other equity awards may be granted to any employee in any calendar year, or that would modify the class of persons eligible to receive Awards shall be subject to the approval of the Company’s stockholders. The Committee may amend the terms of any agreement or Award made hereunder at any time and from time to time, provided, however, that any amendment which would adversely affect a holder’s rights under an outstanding Award may not be made without his or her consent.

16.          General Provisions.

(a)           Shares Issued Under Plan. Shares of Common Stock available for issuance under the Plan may be authorized and unissued, held by the Company in its treasury or otherwise acquired for purposes of the Plan. No fractional shares will be issued under the Plan.

(b)          Compliance with Law and Other Requirements. The Company will not be obligated to issue or deliver shares of stock pursuant to the Plan unless the issuance and delivery of such shares complies with applicable law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the requirements of any stock exchange or market upon which the Company’s stock may then be listed, and the Company’s insider trading policy, as in effect from time to time. The Company may prevent or delay the exercise of an option or stock appreciation right, or the settlement of an Award and/or the termination of restrictions applicable to an Award if and to the extent the Company deems necessary or advisable in order to avoid a violation of applicable laws or its own policies regarding the purchase and sale of its stock. If, during the period of any such ban or delay, the term of an affected stock option, stock appreciation right or other Award would expire, then the term of such option, stock appreciation right or other Award will be extended for thirty days after the Company’s removes the restriction against exercise.

(c)           Transfer Orders; Placement of Legends. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable, including pursuant to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Company’s stock may then be listed, and any applicable federal or state securities law. The Company may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d)          No Employment or other Rights. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other service with the Company or a subsidiary or interfere in any way with the right of the Company and its subsidiaries at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other service.

(e)          Decisions and Determinations Final. All decisions and determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee, shall be final, binding and conclusive on all persons.

(f)           Non-Uniform Determinations. The Board’s and the Committee’s determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board and the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into non-uniform and selective Award Agreements, as to (i) the persons to receive Awards, (ii) the terms and provisions of Awards and (iii) whether an Award holder’s employment or other service has been terminated for purposes of the Plan.

(g)          Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Award recipient’s “separation from service” as defined in Section 409A of the Code shall instead be paid on the first payroll date after the six-month anniversary of the recipient’s separation from service (or the recipient’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any individual under Section 409A of the Code and neither the Company nor the Committee will have any liability to any individual for such tax or penalty.  If the Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Award holder’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment.

(h)          Clawback/Recapture Policy. Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Award holder.

17.           Governing Law. All rights and obligations under the Plan and each Award Agreement or instrument shall be governed by and construed in accordance with the laws of the State of Texas, without regard to its principles of conflict of laws.

18.           Dispute Resolution. Any controversy or claim between the Company and an Award holder arising out of or relating to or concerning the Plan or any Award granted hereunder will be finally settled by arbitration in Dallas, Texas administered by the American Arbitration Association (the “AAA”) and each party shall be responsible for its own legal fees; provided, however, that the Company shall reimburse the Award holder for such holder’s reasonable fees and expenses incurred in connection with such dispute if the arbitrator determines that the Award holder has substantially prevailed on at least one claim. The Award holder or the Company may bring an action or special proceeding in a state or federal court of competent jurisdiction sitting in Dallas, Texas to enforce any arbitration award under this Section 18.

19.          Term of the Plan. The Plan shall become effective on the date of approval by the Company’s stockholders. Unless terminated sooner by the Board, the Plan shall terminate on the tenth anniversary of the date of adoption by the Board. The rights of any person with respect to an Award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the Award and of the Plan, as each is then in effect or is thereafter amended.

As approved by the Company’s stockholders on June 8, 2021.